UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x]    Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission only [as permitted by
Rule
       14a-6(e)(2)]
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c)

ADVANCED ID CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No Fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.
1)Title of each class of securities to which transaction applies:
2)Aggregate number of securities to which transaction applies:
3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)Proposed maximum aggregate value of transaction:
    5)Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the
offsetting fee was paid previously.   Identify the previous filing by
registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No.:
    3)   Filing Party:
    4)   Date Filed:

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ADVANCED ID CORPORATION
4500 - 5th Street NE
#200 Bay 6
Calgary, Alberta, Canada T2E 7C3
(403) 264-6300

To the Shareholders of Advanced ID Corporation:

   We are pleased to invite you to attend a special meeting of the shareholders (the "Shareholders Meeting" of Advanced ID Corporation, a Nevada corporation, which will be held at 9:30 a.m. on ____________ at the offices of Advanced ID Corporation, 4500 - 5th Street NE, #200 Bay 6, Calgary, Alberta, Canada T2E 7C3 to consider and vote upon the election of directors, approval of an increase in the authorized common stock, approval of the expansion of the number of directors and approval of the 2008 Stock Awards Plan.

   Advanced ID's Board of Directors has fixed the close of business on __________________ as the record date (the "Record Date") for a determination of shareholders entitled to notice of, and to vote at, the Shareholders Meeting or any adjournment thereof.

If You Plan to Attend

   Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 9:00 a.m. Shares of common stock can be voted at the Shareholders Meeting only if the holder is present in person or by valid proxy. Shareholders holding stock in brokerage accounts ("Street Name") will need to bring a copy of a brokerage statement reflecting stock ownership as of the Record Date in order to attend the meeting; however, Street Name shareholders may only vote by proxy because they are not shareholders of record. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

   If you do not plan on attending the meeting or your shares are in Street Name, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/Seymour Kazimirski
------------------------------------
Seymour Kazimirski
Chairman of the Board

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by signing, dating and returning the enclosed proxy card will save Advanced ID the expenses and extra work of additional

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solicitation.  An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

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Summary Term Sheet

   This summary term sheet, together with the question and answer section that follows, highlights selected information from this Proxy Statement about the acquisition of Shenzhen DDCT Technology CO., LTD. Neither this summary nor the discussion under the proposal below contains all of the information that is important to you. You should carefully read the acquisition agreement to fully understand the transaction. The acquisition agreement is attached as Exhibit A. We encourage you to read the acquisition agreement, as it is the principal document that governs the acquisition of Shenzhen DDCT Technology CO., LTD.

Reasons for the acquisition agreement
   - To jointly promote the development of the radio frequency identification ("RFID") industry; and
   - To jointly develop the Chinese mainland and overseas markets for RFID.


Parties to the acquisition agreement
Advanced ID Corporation, a Nevada corporation
Shenzhen DDCT Technology Co., Ltd., an entity organized in the People's Republic of China

Assets to be Sold and Liabilities to be Assumed
   -  DDCT will transfer all of its assets to Advanced ID;
   -  Advanced ID will not assume any of the liabilities of DDCT;

Terms of the Acquisition Agreement
   In the acquisition agreement, we make certain representations and warranties and have agreed to certain covenants, and other provisions.

   -  We will set up a wholly owned Chinese company, Advanced ID
Communication Technology (Shenzhen) Company Limited ("AICT");
   -  AICT will acquire all of the assets of DDCT;
   -  All future domestic contracts will be entered into by AICT; and
   - All existing domestic contracts of DDCT will be transferred to AICT.

   Advanced ID will commit to provide $5 million in working capital over a period of two years. The first $30,000 was paid to DDCT in September 2008 and will be repaid to Advanced ID if the proposed transaction is not completed.

   Two of our directors will be nominated by DDCT. In addition to one other nominee, Siyou Su, the Chairman of the board of DDCT shall be nominated and serve as vice chairman of the board of Advanced ID.

In addition, a total of 42,681,938 common shares will be reserved for issuance by Advanced ID to the existing shareholders of DDCT in the following amounts.

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   -  16,005,727 common shares to be issued upon completion of the proposed transaction
   - 21,340,969 common shares to be issued upon reaching yet to be determined performance objectives, and
    - 5,335,242 common shares to be issued upon reaching certain yet to be determined extraordinary revenue targets in the second year after the completion of the proposed transaction

If all of the above common shares are issued, they would represent
approximately    % of the issued and outstanding common shares of
Advanced ID.

You are encouraged to carefully read the acquisition agreement, a copy of which is attached as Exhibit A to this Proxy Statement.

Voting Required
   Approval of the increase in the authorized common shares of Advanced ID and approval of the increase in the number of directors requires the affirmative vote of the holders of a majority of the shares of common stock outstanding at the close of business on the record date of

Answers to Questions that You May Have

Why Did You Send Me this Information?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Advanced ID Corporation is soliciting your proxy to vote at the 2008 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to vote on at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares; you may simply complete, sign, and return the enclosed proxy card to Advanced ID.

How Many Votes do I Have?

Each share of Advanced ID common stock that you own entitles you to one vote. The proxy card indicates the number of shares of Advanced ID
common stock that you own.  As of                                  ,
the record date for the Annual Meeting, there was 73,499,897 shares of Advanced ID common stock outstanding and entitled to vote, held by approximately 1,819 persons.

How Do I Vote the Proxy?

Whether you attend the Annual Meeting in person or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly. Returning the card will not affect your right to attend the Meeting and vote.

If you properly fill in your proxy and ensure it is received by us on or before the meeting date of ______________________ (indicated on the voting card) to vote, your "proxy" (Daniel Finch, President and CEO of

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Advanced ID Corporation) will vote your shares as you have directed.
If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board.

With respect to each matter to be acted upon at the meeting, abstentions on properly executed proxy cards will be counted for determining a quorum at the meeting; however, such abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the shareholder has abstained or the broker has not voted.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following three ways:

   -   You may notify Advanced ID's Secretary in writing at any time
prior to the Annual Meeting that you have revoked your proxy.   No
specific revocation form is required.
   -   You may submit a later dated proxy before the Annual Meeting.
   -   You may vote in person at the Annual Meeting.

Send all written notice or later dated proxies to:

Advanced ID Corporation
4500 - 5th Street NE
#200 Bay 6
Calgary, Alberta, Canada T2E 7C3

How Do I Vote in Person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on October 15, 2008, the record date for the Annual Meeting.

What happens if I sell my shares before the Annual Meeting?

If you held your shares on the record date for the Annual Meeting but have transferred those shares after the record date and before the Annual Meeting, you will retain your right to vote at the Annual
Meeting.

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What Proposals Require a Vote?

   Proposal 1: Re-Election of Directors. Four nominees have been nominated for re-election as Directors and one nominee has been nominated for election as a Director. If you do not vote for a particular nominee, your vote will not count either "For" or "Against" the nominee.

   Proposal 2 Amendment and restatement of the Articles of Incorporation to increase the authorized common shares in a form attached as Exhibit B hereto. The Articles of Incorporation will be amended to increase the authorized common stock from 100,000,000 to 250,000,000.

   Proposal 3. Amendment and restatement of the Articles of Incorporation to increase the number of directors in a form attached as Exhibit B hereto. The Articles of Incorporation will be amended to increase the number of directors from five (5) to seven (7).

   Proposal 4. Approval of the 2008 Stock Award Plan in the form attached as Exhibit C hereto;

Is Voting Confidential?

We keep all the proxies, ballots, and voting tabulations private as a matter of practice. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy or elsewhere.

What Are the Costs of Soliciting these Proxies?

Advanced ID will pay the costs of soliciting these proxies. In addition to mailing proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other electronic means of communication. We will also ask banks, brokers and other institutions, nominees and fiduciaries to forward proxy material to their principals and to obtain the authority to execute proxies.

What is the "householding" of annual disclosure documents?

   The Securities and Exchange Commission has adopted rules governing the deliver of annual disclosure documents that permit us to send a single set of our annual report and proxy statement to any household at which two or more stockholders reside if we believe that the stockholders are members of the same family. This rule benefits both stockholders and us by reducing the volume of duplicate information received and our expenses. Each stockholder will continue to receive a separate proxy card. If your household received a single set of disclosure documents for this year, but you would prefer to receive

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your own copy, or if you share an address with another stockholder and together both of you wish to receive only a single set of our annual disclosure documents, please contact us.

   Our 2007 annual report, including financial statements for the fiscal year ended December 31, 2007, accompany the proxy solicitation materials. The annual report, however, is not part of the proxy solicitation materials.


SECURITY OWNERSHIP

   The following table sets forth the number of shares of Advanced ID's voting stock beneficially owned as of the date of this Proxy Statement by (i) those persons known by Advanced ID to be owners of more than 5% of its common stock, (ii) each director of Advanced ID, (iii) our named executive officers, and (iv) all executive officers and directors of Advanced ID as a group;

As of the record date, there were 73,499,897 shares outstanding.

                                                 Beneficial Ownership
Name and Address of Beneficial Owner(1)      Shares (2)       Percentage
------------------------------------------------------------------------
Seymour Kazimirski                         4,775,457              6.44%
Dan Finch                                    520,102               .74%
Hubert Meier                               1,080,490              1.54%
Terry Fields                                 778,353              1.11%
Sudeep Bhargava                              255,381               .36%
Heritage Ventures Ltd.                     9,403,540             14.48%

All Executive Officers and Directors
  as a group (five)                        7,929,885             11.28%

1. "Beneficial Ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, you "beneficially" own Advanced ID common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days.



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Proposal 1:
Re-Election of Directors

Our board of directors currently consists of five members, with the directors serving for terms of one year and until their successors are duly elected and qualified. The proposed transaction with DDCT will require seven members.

The board has nominated four individuals for re-election to the Board at the annual meeting and one individual for election to the Board at the annual meeting. We know of no reason why any nominee may be unable to serve as director. If any nominee is unable to serve, your proxy vote for another nominee may be proposed by the board, or the board may reduce the number of directors to be elected, but the number of Directors may not drop to less than three. If any director resigns, dies or otherwise is unable to serve out his term, the board may fill the vacancy until the next annual meeting.

The board of directors unanimously recommends a vote FOR the re-election of the directors. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is necessary to re-elect the directors.

NOMINEES

   The following biographical descriptions set forth certain information about the four nominees for re-election as directors and the one nominee for election as director at the annual meeting based upon information furnished to us by each nominee.

Nominees for Re-Election

   Daniel Finch, Director, CEO and President. Age 65. Daniel W. Finch is the President and CEO of Advanced ID and its subsidiaries AVID Canada (Canada based) and Pneu-Logic (UK based), all technology companies focused on companion animal recovery, tire RFID tags, tire inspection tools, livestock tagging/tracing and universal UHF RFID readers.

Prior to Advanced ID, Mr. Finch owned and managed a Management
Recruiters staffing operation in Dallas, Texas for 6 years, specializing in Telecom placements.

Mr. Finch started his career in the Bell System and worked in California, Illinois, New York and North Carolina over the next 14 years. He managed engineering, purchasing, legal, manufacturing and personnel organizations during that period.

Mr. Finch then helped found Chicago based Westell, a pioneer in the development of DSL, and was its first President for seven years. The company was subsequently listed on NASDAQ.

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Mr. Finch holds a BS in Physics from the Indiana Institute of
Technology and a 1969 MBA in Economics and Corporate Finance from the University of Chicago.

   Seymour Kazimirski, Director. Age 61. Director since October 2002. In 1995, Mr. Kazimirski established Hawaii Pet Care Alliance and Universal Pet Care, both of which are involved in radio frequency identification for companion animals, and where he continues to serve as President for both entities. From 1995 to 1998, Mr. Kazimirski consulted to AVID Inc., a manufacturer of radio frequency identification microchips and readers. In 1993, Mr. Kazimirski established Global Consulting that houses his consulting operations that specializes in finance, administration and marketing. From 1980 to 1993, Mr. Kazimirski established Florexotica Inc. where he was involved in the import/export of Asian products.

   Hubert Meier, Director. Age 61. Director since February 2003. Mr. Meier is a graduate of electronic engineering at Oskar von Miller Polytech in Munich. Mr. Meier has been operating his own consultancy firm specializing in radio frequency identification technology since May 2002. Prior to this Mr. Meier was with Hana Technologies Hong Kong from 1997 to 2002 where he served as CEO, Managing Director and Board member. From 1993 to 1997, Mr. Meier served as the Vice President Sales, Managing Director and Board member of Temic Hong Kong. From 1978 to 1993, Mr. Meier was with Eurosil where he served as Sales Director, Managing Director and Board member.

   Terry Fields, Director. Age 65. Director since July 2005. Mr. Fields practiced law in California for over thirty-three years, initially in litigation, but ultimately concentrating in corporate and business law. Mr. Fields has been a director of twelve public corporations over the last twenty years and President of six of those, equally distributed between U.S. and Canada. Mr. Fields has extensive business experience, especially with public corporation and their securities, as well as mergers and acquisitions. Mr. Fields has strong ties with the financial communities, both domestic and international, having lived in Europe for five years. At present, Mr. Fields is president and director of Sunburst Acquisitions IV, Bishop Resources, Inc. and Visual Statement, Inc., a private Canadian corporation.

Nominee for Election

   Su Siyou. Age 44. For over the past five years, Mr. Su has been a senior engineer, president and general manager of Shenzhen DDCT Technology Co., Ltd. located in Shenzhen China. He worked in Zi'an Satellite Control Center and Shenzhen Guoren Communications.
Throughout his career, he has worked as a business director, project director, office director, departmental manager, business manager, vice general manager, general manager, etc. Mr. Su has accumulated experience in marketing, project planning, organizing and enterprise management and planning.

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The board of directors unanimously recommends a vote FOR the Re-
Election of Messrs. Finch, Kazmirski, Meier and Fields and For the Election of Mr. Siyou. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of Advanced ID's common stock is necessary to re-appoint the directors.

Proposal 2
Increasing the Authorized Common Stock

   The existing Articles of Incorporation authorize the issuance of up to 100,000,000 shares of common stock. The amended and restated articles would increase the number of authorized shares of Common Stock to 250,000,000 common shares.

   The proposed transaction with DDCT will result in the issuance of up to and additional 42,681,938 common shares. The board of directors also believes that it is desirable to have additional authorized shares of common stock available for possible future financings, acquisition transactions and other general corporate purposes. Having such additional authorized common shares available for issuance in the future will give Advanced ID greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders meeting. Although such issuances of additional shares in respect of future acquisitions and financings would dilute existing shareholders, management believes it can attract and execute such transactions that would increase the value of Advanced ID to its shareholders. Other than the proposed transaction with DDCT, management has no present intention of causing Advanced ID to issue any common shares or to enter into any merger or acquisition transaction or other business combination.

   The board of directors is required by Nevada law to make any determination to issue common shares based on its judgment as to the best interests of the shareholders and Advanced ID. The board of directors could issue common shares (within the limit imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of Advanced ID by means of an acquisition, tender offer, proxy contest or other hostile means. When, in the judgment of the board of directors, such action would be in the best interest of the shareholders and Advanced ID, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of Advanced ID. Such shares could be privately placed with purchasers favorable to the board of directors in opposing such action. In addition, the board of directors could authorize holders of common stock to vote as separate classes on any merger, sale or exchange of assets by Advanced ID or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could

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be used to dilute the stock ownership of a person or entity seeking to obtain unsolicited or unwelcome control of Advanced ID should the board of directors consider the action of such entity or person not to be in the best interests of the shareholders and Advanced ID.

   The authorization of additional common shares of Advanced ID will not by itself have an effect on the rights of the holders of existing common stock. However, any issuance of additional common shares could affect the existing holders of common shares by diluting the per share earnings and voting power of the common shares.

   While Advanced ID may consider effecting an equity offering of its common shares in the proximate future for purposes of raising additional working capital or otherwise, Advanced ID, as of this date, has no agreements or understandings with any third party to effect any such offering, to purchase any shares offered in connection therewith, or to vote any such shares, and no assurances are given that any offering can or will, in fact, be effected. The board of directors does not anticipate that the approval of the shareholders of Advanced ID will be solicited for any future issuances of any of the additional authorized shares, unless such solicitation is otherwise required by law.

The board of directors unanimously recommends a vote FOR the amendment and restatement to the Articles of Incorporation to increase the authorized common shares. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of Advanced ID's common shares is necessary to approve the increase in the authorized common shares.

Proposal 3
Approval of Increase in Number of Directors

Advanced ID is asking its shareholders to approve an increase in the number of directors on its board of directors as required by the proposed transaction with DDCT.

Advanced ID's bylaws sets the number of directors at five. As contemplated in the proposed acquisition of Shenzhen DDCT Technology CO., LTD, Mr. Siyou Su has been nominated by DDCT and up for election to our board of directors and one other nominee of DDCT will be nominated by DDCT for appointment to our board of directors and then subsequent election at the next Annual Meeting. As a result, Advanced Id will have six directors.

As a result, Advanced ID is asking shareholders to approve an increase in the number of its directors from five, which is the current number, to seven, in order to permit the appointment and subsequent election of


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the two individuals to be proposed by DDCT and the possible appointment of an additional independent director. Following such approval, the board will amend the Bylaws to reflect the increased number of directors.

The board of directors recommends that shareholders vote FOR approval of the increase in the number of directors to seven. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of Advanced ID's common stock is necessary to increase the number of directors.

Proposal 4
Approval of 2008 Stock Award Plan

General
The Advanced ID Corporation 2008 Stock Awards Plan will enable Advanced ID attract, retain and motivate employees, directors and affiliated individuals and to provide stock ownership by these persons. Additionally, the Plan will provide these persons additional incentive and reward opportunities to enhance the profitable growth and increase stockholder value.

Accordingly, the Plan provides for granting Incentive Stock Options, Options that do not constitute Incentive Stock Options, Stock
Appreciation Rights, Restricted Stock Awards, Phantom Stock Awards, or any combination of the foregoing.

Effective Date and Term
The Plan was originally adopted by the board of directors on May 1, 2008.

The Plan must be approved by the stockholders of Advanced ID within twelve months after adoption by the board of directors.

No awards may be granted under the Plan on or after May 1, 2018. The Plan shall remain in effect until all awards have been satisfied or expired.

Shares Subject to the Plan
The Stock Awards Plan currently authorizes the issuance of up to 5,000,000 common shares. If any stock right granted under the Stock Award Plan terminates, expires or is surrendered, new stock rights may thereafter be granted covering such common shares.

Eligibility
Awards may be granted only to persons who, at the time of grant, are employees, members of the Board or persons affiliated with the Company or any of its Affiliates.


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Award Requirements
The Plan sets out the period, criteria and payment of each type of award.

The board of directors recommends that shareholders vote FOR approval of the 2008 Stock Awards Plan. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of Advanced ID's common stock is necessary to approve the 2008 Stock Awards Plan.


Management

The current directors and executive officers are as follows:

NAME AND ADDRESS                     AGE      POSITIONS HELD          SINCE
Daniel Finch, Calgary, Alberta       65   President & CEO            Sept/2005
                                          Director,                   Apr/2006
Seymour Kazimirski, Honolulu, Hawaii 61   Director                    Oct/2002
Hubert Meier, Kowloon, Hong Kong     61   Director                    Feb/2003
Terry Fields, Honolulu, Hawaii       65   Director                   July/2005
Sudeep Bhargava, Calgary, Alberta    52   COO/V.P. of Operations      Jan/2007
                                          Interim CFO                 Aug/2007

The biographies of the above individuals nominated for election to the board at the annual neeting are contained in the section of this Proxy Statement entitled "Proposal One - Re-Election of Directors."

Sudeep Bhargava - COO, Interim CFO, V.P. of Operations. Mr. Bhargava has over 27 years of management experience in hospitality industry and in non-profit sector, and lately in the pet industry at the Calgary Humane Society as the General Manager of Finance & Operations for over eight years. Mr. Bhargava has a Bachelor of Commerce degree from Agra University, Agra, India in 1977. Later in 1994, he earned the accounting designation of Certified Management Account in Regina Saskatchewan, Canada. Currently Mr. Bhargava is a member of CAM Alberta, a professional association for management accountants. He has contributed numerous hours of his time for several years to many volunteer organizations in Regina and Calgary and continues to do so in Calgary.

Duties of the Board of Directors
The board of directors oversees the business and affairs of Advanced ID and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in Advanced ID's day-to-day operations. As an early stage company, we have not yet established standing audit, nominating and compensation committees. Currently, the board of directors collectively oversees director nominees, audit and compensation matters.

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Currently, we are also without a policy that allows security holders to recommend directors, sending communications to the board, and board attendance at annual meetings. It is the opinion of the board that any input regarding communications, recommending directors or other matters is welcomed from security holders and will be reviewed by board members at the next meeting. During fiscal 2007, the board held one regularly scheduled meeting and four special meetings.

Currently, the board performs the functions of a nominating committee and is responsible for identifying one or more candidates to serve on the board, investigating each candidate, evaluating his or her suitability for service on the board and nominating a candidate for the board.

The board is authorized to use any methods it deems appropriate for identifying candidates for board membership, including recommendations from current board members and is open to recommendations from stockholders. The board may consider engaging outside search firms to identify suitable candidates if necessary.

The board is also authorized to engage in whatever investigation and evaluation processes it deems appropriate, including a thorough review of the candidate's background, characteristics, qualities and qualifications and personal interviews with the Board as a whole or individual members of the board.

In formulating its recommendation, the board will consider not only the findings and conclusions of its investigation and evaluation process, but also the current composition of the board; the attributes and qualifications of serving board members; additional attributes, capabilities or qualifications that should be represented on the Board; and whether the candidate could provide those additional attributes, capabilities or qualifications. The board will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of board service.

It is the intent of the board of directors to establish all requisite committees, charters and policies in due course.

There are no family relationships between our officers and directors.

Compensation of the Board of Directors and Executive Officers
To date we have not compensated our Directors with payments of fees with the exception of awarding stock options and restricted stock for their services as a director.

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Option/SAR Grants in Last Fiscal Year

(a)               (b)                (c)                 (d)                (e)
                                                      Number of
                                                      Securities         Value of
                                                      Underlying         Unexercised
                                                      Unexercised        In-the-Money
                                                      Options/SARs       Options/SARs
                                                      FY-End(#)          FY-End($)
                Shares Acquired                       Exercisable/       Exercisable/
Name            on Exercise(#)    Value Realized($)   Unexercisable      Unexercisable
--------------------------------------------------------------------------------------
Daniel Finch               -              -         500,000/500,000          $77,500
Seymour Kazimirski   150,000      $  15,000         200,000/200,000          $     0
Hubert Meier         150,000      $  15,000         200,000/200,000          $     0
Terry Fields               0              0               0/0                $     0
Sudeep Bhargava            0              0               0/0                $     0

Option/SAR Grants in Last Three Fiscal Years

                            Individual Grants
---------------------------------------------------------------------------------
(a)                (b)                (c)                 (d)                (e)
                  Number of
                  Securities         % of Total
                  Underlying         Options/SARs
                  Options/           Granted to
                  SARs               Employees in      Exercise or Base     Expiration
Name              Granted(#)         Fiscal Year       Price ($/Sh)            Date
Daniel Finch       200,000          12.9%             $0.50/share         Apr. 24, 2011
Daniel Finch     1,000,000          52.6%             $0.20/share           May 7, 2012
Daniel Finch       200,000          10.5%             $0.40/share           May 7, 2012
Daniel Finch       500,000          25.0%             $0.30/share         June 24, 2013
Seymour Kazimirski 200,000          12.9%             $0.50/share         Apr. 24, 2011
Seymour Kazimirski 200,000          19.5%             $0.40/share           May 7, 2012
Seymour Kazimirski 500,000          25.0%             $0.30/share         June 24, 2013
Hubert Meier       200,000          12.9%             $0.50/share         Apr. 24, 2011
Hubert Meier       200,000          19.5%             $0.40/share           May 7, 2012
Hubert Meier       500,000          25.0%             $0.30/share         June 24, 2013
Terry Fields       200,000          12.9%             $0.50/share         Apr. 24, 2011
Terry Fields       200,000          11.1%             $0.40/share           May 7, 2012
Terry Fields       500,000          25.0%             $0.30/share         June 24, 2013
Sudeep Bhargava     50,000           2.6%             $0/40/share           May 7, 2012

 (1)All of the above options/SARs granted were exercisable based on 50% of such options exercisable after the first anniversary date in which they were awarded with the balance exercisable after the second anniversary date.

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We do not have any standard arrangements by which directors are compensated for any services provided as a director. No cash has been paid to the directors in their capacity as such.

Executive Officers' Compensation
The following table shows salaries paid during the last three years to our executive officers:

-------------------------------------------------------------------------------------------------------------------+
                                             SUMMARY COMPENSATION TABLE
+---------------------------------------------------------------- -------------------------------------------------+
|    (a)    |   (b)  |   (c)   |  (d)  |   (e)   |   (f)   |      (g)       |     (h)     |     (i)      |   (j)   |
+-----------+-- -----+---------+-------+---------+---------+----------------+------------ +--------------|---------|
<s>             <c>       <c>     <c>       <c>  |   <c>   |      <c>       |     <c>         <c>
|           |        |         |       |         |         |                |Nonqualified |              |         |
|           |        |         |       |         |         | Non-Equity     |  Deferred   |              |         |
|Name and   |        |         |       |  Stock  | Options | Incentive Plan |Compensation | All Other    |         |
|Principal  |        | Salary  | Bonus |  Awards | Awards  | Compensation   |  Earnings   | Compensation |   TotaL |
|Position   |  Year  |   ($)   |  ($)  |   ($)   |   ($)   |     ($)        |    ($)      |     ($)      |    ($)  |
+-----------+----------+-------+-------+----- ---+---------+----------- ----+---------   -+--------------+---------|
|Daniel     |  2007  |$103,620 |   -   |    -    |    -    |       -        |     -        |      -      | 103,620 |
|Finch,     |  2006  |$103,620 |   -   |    -    |    -    |       -        |     -        |      -      | 103,620 |
|CEO        |  2005  |$ 94,200 |   -   |    -    |    -    |       -        |     -        |      -      |  94,200 |
+-----------+--------+---------+-------+-------------------+----------------+--------------+---------   -+---------+
|Sudeep     |  2007  |$ 85,000 |   -   |    -    |    -    |       -        |     -        |      -      |  85,000 |
|Bhargava,  |  2006  |   n/a   |   -   |    -    |    -    |       -        |     -        |      -      |        -|
|CFO        |  2005  |   n/a   |   -   |    -    |    -    |       -        |     -        |      -      |        -|
+-----------+--------+---------+-------+---------+---------+----------------+--------------+-------------+---------|

Please refer to the above discussion of Compensation of the Board of Directors beginning on page 4 for details regarding option/SAR grants.

We may elect to award a cash bonus to key employees, directors, officers and consultants based on meeting individual and corporate planned objectives.

On September 15, 2005, Advanced ID entered into an employment agreement with Dan Finch, as Advanced ID's CEO and president for an annual salary of $94,200. In addition to his salary, Mr. Finch received a one-time payment of $5,000 for moving expenses and received 1,000,000 options that vested in 2007.

Certain Relationships and Related Transactions
Mr. Kazimirski provides consulting services to Advanced ID for the purposes of assisting with product and market development. Mr. Kazimirski provides services on an as-needed basis for the hourly rate of $175. A total of $126,283 and $105,315 in consulting fees were paid or accrued to Mr. Kazimirski in fiscal 2007 and 2006, respectively.

Mr. Meier provides consulting services to Advanced ID for the purposes of assisting with product and supplier development. Mr. Meier provides services on an as-needed basis for the hourly rate of $175. A total of $20,200 and $31,712 in consulting fees were paid or accrued to Mr. Meier in fiscal 2007 and 2006, respectively.


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Mr. Fields provides consulting services to Advanced ID for the purposes of assisting with investor relations and stock development. Mr. Fields provided services on an as-needed basis for the hourly rate of $175. A total of $141,815 and $21,000 in consulting fees were paid to Mr.
Fields or accrued in fiscal 2007 and 2006, respectively.

On August 3, 2007, the Board unanimously voted to increase the stock option exercise price to $0.50 per share on 800,000 options granted to directors. Previously, these options were exercisable at $0.40 per share.

Director Independence
Advanced ID's board of directors consists of Dan Finch, Seymour
Kazimirski, Hubert Meier and Terry Fields.  Dan Finch and Seymour
Kazimirski are not independent as such term is defined by a national securities exchange or an inter-dealer quotation system.

Compliance with Section 16(a) of the Exchange Act
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Advanced ID officers, directors and persons who beneficially own more than 10% of Advanced ID's common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish Advanced ID with copies of all
Section 16(a) forms they file. To Advanced ID's knowledge, for the fiscal year ended December 31, 2007, no person who is an officer, director or beneficial owner of more than 10% of Advanced ID's common stock or any other person subject to Section 16 of the Exchange Act failed to file on a timely basis, reports required by Section 16(a) of the Exchange Act.

Performance Of Our Common Shares

Our common stock is traded over the counter and is quoted by the Over The Counter Bulletin Board (OTCBB) under the trading symbol Advanced ID. Our common stock began trading on the OTCBB effective October 17, 2002 upon conclusion of our reverse merger with USA Sunrise Beverages, Inc. The market prices noted below were obtained from the OTCBB and reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

                      Fiscal 2008      Fiscal 2007      Fiscal 2006
                      -----------      -----------      -----------
                      High    Low      High    Low      High    Low
                      ----    ---      ----    ---      ----    ---
First Quarter        $0.23   $0.20    $0.46   $0.22    $0.43   $0.12
Second Quarter       $0.18   $0.16    $0.49   $0.23    $1.40   $0.28
Third Quarter        $0.13   $0.11    $0.36   $0.22    $0.38   $0.21
Fourth Quarter                        $0.28   $0.15    $0.32   $0.21





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Information to Shareholders

Advanced ID's audited financials should have been mailed to you along with this Proxy Statement. If you did not receive a copy of Advanced ID's financials, a copy will be sent to you free of charge upon written request. A copy of Advanced ID's financials is also available via the U.S. Securities and Exchange Commission's website at www.sec.gov or via Advanced ID's website at www.advancedidcorp.com.

About Stockholder Proposals:
If you wish to submit proposals to be included in our 2008 Proxy statement, we must receive them on or before December 31, 2008 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at our 2008 annual meeting, other than one that will be included in the proxy materials, must notify us no later than March 31, 2009. If a shareholder who wishes to present a proposal fails to notify us by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules.

Please address your proposals to Den Finch, Advanced ID Corporation at 4500 - 5th Street NE #200 Bay 6, Calgary, Alberta, Canada T2E 7C3. Your proposals must contain the specific information required in our By-Laws.

Please note that these requirements relate only to matters you wish to bring before your fellow stockholders at the annual meeting.

If you would like a copy of our By-Laws, we will send you one without charge. Please write to the Secretary of Advanced ID Corporation.


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THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF
ADVANCED ID CORPORATION

Daniel Finch is hereby authorized to represent and to vote the shares of the undersigned in Advanced ID at an Annual Meeting of Stockholders to be held on _____________________ and at any adjournment as if the undersigned were present and voting at the meeting.

NOTE:  Cumulative voting for directors is not allowed.

1.    Election of Directors
      FOR all nominees (except as written on the line below)  [   ]
          WITHHOLD AUTHORITY TO VOTE for all nominees listed below [  ]
      NOMINEES:   Daniel Finch, Seymour Kazimirski, Hubert Meier, Terry
Fields and Siyou Su
(INSTRUCTIONS: To withhold authority to vote for any individual nominees write the nominee's name on the line below.)

      -------------------------------------------------

2.    Approve the increase in the authorized common stock to
250,000,000 common shares
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

3.    Approve the expansion of the Board of Directors from five to seven.
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

4.    Approve the 2008 Advanced ID Stock Awards Plan, as amended
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

5. In their discretion, on any other business that may properly come before the meeting.

The shares represented hereby will be voted. With respect to items 1 to 3 above, the shares will be voted in accordance with the specifications made and where no specifications are given, said proxies will vote for the proposals.

Please sign and date and return to Advanced ID Corporation

Dated
                                    ----------------------
                                    Signature

                                    ----------------------
                                    Signature
Joint Owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers, should give full title.

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